UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 on

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2004

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Current Report on Form 8-K of The First Marblehead Corporation, as filed with the Securities and Exchange Commission on October 28, 2004 (the “Original Form 8-K”), is hereby amended by this Amendment No. 1 on Form 8-K/A to correct the previously reported vesting schedule of the restricted stock units granted to Andrew J. Hawley and Anne P. Bowen and to file the restricted stock unit agreements entered into between The First Marblehead Corporation and each of Mr. Hawley and Ms. Bowen as Exhibits 10.2 and 10.3 hereto.  The Item 2.02 disclosure included in the Original Form 8-K, and Exhibits 10.1 and 99.1 thereto, remain unchanged.

The restricted stock units granted to each of Mr. Hawley and Ms. Bowen on October 26, 2004 vest as to one-third of the original number of restricted stock units on each of the third, fourth and fifth anniversaries of the recipient’s first date of employment and not, as previously reported, on the third, fourth and fifth anniversaries of October 26, 2004.  The amended Item 1.01 disclosure is set forth herein.  The Item 2.02 disclosure from the original Form 8-K is restated herein, unchanged in substance from the original Form 8-K.

Item 1.01.  Entry into a Material Definitive Agreement

On October 26, 2004, The First Marblehead Corporation (the “Corporation”) entered into a restricted stock unit agreement (each, a “Restricted Stock Unit Agreement”) with each of the executive officers of the Corporation listed below.  Each Restricted Stock Unit Agreement evidences a grant by the Corporation of restricted stock units (“RSUs”) under the Corporation’s 2003 Stock Incentive Plan.  The number of RSUs granted to each of the recipients is set forth opposite his or her name below:

Name	Title	RSUs
Andrew J. Hawley	President, First Marblehead Education Resources, Inc.	15,000
Anne P. Bowen	Executive Vice President, Corporate Planning	15,000

Each RSU represents the right to receive in the future one share of the common stock of the Corporation, subject to the terms and conditions of the Restricted Stock Unit Agreement.  The RSUs will vest as to one-third of the original number of RSUs on each of the third, fourth and fifth anniversaries of the recipient’s first date of employment with the Corporation (“Employment Date”).  In the event that the recipient’s employment with the Corporation is terminated by reason of death or disability, the RSUs will fully vest.  If the recipient’s employment with the Corporation is terminated for a reason other than Cause (as defined in the Restricted Stock Unit Agreement), then the number of RSUs which will vest will be determined as though the recipient’s employment had terminated on the anniversary of the Employment Date that next follows the date of actual termination.  Upon the occurrence of a Reorganization Event (as defined in the Restricted Stock Unit Agreement), the RSU will represent a right to receive the cash, securities or other property that one share of common stock of the Corporation was converted into, or exchanged for, pursuant to such Reorganization Event.  In addition, the RSU will fully vest if, on or prior to the second anniversary of the date of the consummation of the Reorganization Event, the recipient’s employment with the Corporation or the Corporation’s successor is terminated for Good Reason (as defined in the Restricted Stock Unit Agreement) by the recipient or is terminated without Cause (as defined in the Restricted Stock Unit Agreement) by the Corporation or the Corporation’s successor.

The form of Restricted Stock Unit Agreement was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Corporation on October 28, 2004.  The Restricted Stock Unit Agreements entered into between the Corporation and each of Andrew J. Hawley and Anne P. Bowen have been attached to this Amendment No. 1 on Form 8-K/A as Exhibit 10.2 and 10.3, respectively, and are incorporated herein by reference.  The foregoing summary is qualified entirely by reference thereto.

Item 2.02.  Results of Operations and Financial Condition

On October 28, 2004, the Corporation announced its financial results for the fiscal quarter ended September 30, 2004.  The full text of the press release issued in connection with the announcement was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed by the Corporation on October 28, 2004.

The information in Item 2.02 of the Form 8-K filed by the Corporation on October 28, 2004 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)                                 Exhibits

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

10.1*	Form of Restricted Stock Unit Agreement
10.2	Restricted Stock Unit Agreement entered into between the Corporation and Andrew J. Hawley dated October 26, 2004
10.3	Restricted Stock Unit Agreement entered into between the Corporation and Anne P. Bowen dated October 26, 2004
99.1*	Press Release entitled “First Marblehead Reports First Quarter 2005 Financial Results,” issued by the Corporation on October 28, 2004

*  Incorporated by reference to the Current Report on Form 8-K filed by the Corporation on October 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: November 23, 2004	By:	/s/ Donald R. Peck
Donald R. Peck Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Restricted Stock Unit Agreement

10.2	Restricted Stock Unit Agreement entered into between the Corporation and Andrew J. Hawley dated October 26, 2004

10.3	Restricted Stock Unit Agreement entered into between the Corporation and Anne P. Bowen dated October 26, 2004

99.1*	Press release entitled “First Marblehead Reports First Quarter 2005 Financial Results,” issued by the Corporation on October 28, 2004

*  Incorporated by reference to the Current Report on Form 8-K filed by the Corporation on October 28, 2004.